Exhibit 10.13

Sales Contract

Purchaser (Party A): Shandong Zhidali Industrial Co., Ltd.	Contract Signed Location: Beijing
Supplier (Party B): Beijing Xinlianyu Technology Co., Ltd.	Contract Signed Date: 10/20/2010
(Collectively, the “parties”)

    Upon negotiation, the parties have agreed to the following terms:

Model	Description	Unit Price ￥	Amount	Total Price ￥
V9-M12F-40	TBMB Tuner	19.0000	100	1,960.00
HD2812	TDMB DEMOD LQFP100	24.2100	900	21,789.00
M3330E	Decoder LQFP128	13.0000	900	11,700.00
IC42516100F-7TL	SDRAM 8MB\TSOP54	6.5075	110	715.83
IC42511500D-7TL	SDRAM 2MB\TSOP50	3.2538	110	357.91
25l1306E	Serial 2FLASH-2MB\5MT	5.2050	110	572.66
MC4558	Sound Amplifier\SOP8	0.3337	110	36.71
PLL500-17TC-R	IC-PLL500\SOT23-6\PHASEI.INK	1.9440	110	213.84
SGM119	LC-SGM9119	0.7344	110	80.78
AX1117-1.8	LD0\1.8V\T0252	0.3337	110	36.71
AX1117-ADJ	LD0\ADJ\T0252	0.4895	110	53.84
	HEAD-AV6\Red White Yellow Double Line\Yellow at Left Side	1.0741	110	118.15
	HEAD-SVIDE0\Round Hole	0.3254	110	35.79
	HEAD-C0N4X1\Pin\2.54mm (with white plastic cover)	0.0518	110	5.70
	HEAD-C0N6X1\Pin\2.54mm (with white plastic cover)	0.0778	330	25.66
	HEAD-C0N14X1\Pin\2.54mm (with white plastic cover)	0.1822	220	40.09
2N3904	TRANSISTOR NPN\SOT23	0.0667	110	200.23
2N3906	TRANSISTOR PNP\SOT23	0.667	441	29.43
1N4148	DIODE\SMT 1206	0.0505	2,500	126.36
	INDUCTOR-820NH\0603	0.0501	4,000	200.23
	INDUCTOR-IUH\0603	0.0501	1,000	50.06
	INDUCTOR-BEAD\0603	0.0278	4,000	111.24
	INDUCTOR-BEAD\0805	0.0632	4,000	262.72
	INDUCTOR-BEAD\Plug	0.0273	4,000	108.33
CAP, +/-5%, 50V	CCAP-10PP\0603	0.0122	3,591	43.94
CAP, +/-5%, 50V	CCAP-22PP\0603	0.0122	4,000	48.95
CAP, +/-5%, 50V	CCAP-27PP\0603	0.0122	1,010	12.35
CAP, +/-5%, 50V	CCAP-100PP\0603	0.0122	4,000	48.95
CAP, +/-5%, 50V	CCAP-150PP\0603	0.0109	1,000	10.90
CAP, +/-5%, 50V	CCAP-220PP\0603	0.0109	4,000	43.61
CAP, +/-5%, 50V	CCAP-2.7NF\0603	0.0126	4,000	50.54
CAP, +/-5%, 50V	CCAP-6.8NF\0603	0.0126	4,000	50.34
CAP, +/-5%, 50V	CCAP-0.01UF\0603	0.0109	4,000	43.81
CAP, +/-5%, 50V	CCAP-0.1UF\0603	0.0100	8,000	50.09
CAP, +/-5%, 50V	CCAP-1UF\0603	0.0319	4,000	127.09
CAP, +/-5%, 50V	CCAP-2.2UF\0603	0.0890	862	76.71
	ECAP=10UF\16V	0.1264	1,000	126.36
	ECAP=33UF\16V	0.0300	1,000	30.03
	ECAP=47UF\16V	0.0300	1,500	45.05
	ECAP=100UF\16V	0.0389	1,000	38.93
	ECAP=2200UF\16V	0.0445	1,000	44.50
	ECAP=470UF\16V	0.0890	500	44.50
	RES-47\(illegile)\0603	0.0156	5,000	77.87

+/-5% 1/16W	RES-0\0606	0.0048	5,000	24.01
+/-5% 1/16W	RES-30\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-33\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-47\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-75\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-100\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-200\0603	0.0029	2,500	7.23
+/-5% 1/16W	RES-220\0603	0.0029	1,000	2.89
+/-5% 1/16W	RES-270\0603	0.0029	3,000	8.68
+/-5% 1/16W	RES-330\0603	0.0029	2,000	5.75
+/-5% 1/16W	RES-560\0603\1%	0.0050	2,000	10.01
+/-5% 1/16W	RES-1K\0603	0.0029	3,000	14.43
+/-5% 1/16W	RES-1.5K\0603	0.0029	3,000	7.23
+/-5% 1/16W	RES-2.2K\0603	0.0029	2,000	5.78
+/-5% 1/16W	RES-3.3K\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-4.7K\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-10K\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-20K\0603	0.0029	1,000	2.89
+/-5% 1/16W	RES-22K\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-24K\0603	0.0029	2,000	5.78
+/-5% 1/16W	RES-100K\0603	0.0048	5,000	24.01
+/-5% 1/16W	RES-1M\0603	0.0020	5,000	14.46
FTS27M20S	DIP	0.3782	180	45.39
FTS30.24M20S	DIP	0.5562	110	61.18
	IC-74HC164\SMT	0.5595	110	61.56
2N2222	TRANSISTOR-2N2222(NPN)\SMT	0.1264	1,000	379.08
	SWITCH-Press\dip4	0.2700	550	178.20
	LBD-RED\Plug	0.0781	110	8.59
	LBD-GREEN\Plug	0.0734	110	8.08
	LED1-4 digital 8 digital tunnel\ common anode	2.5640	110	282.04
TSOP1838	Remote Head-IR\Plug	0.9233	110	101.56
	HEAD-C0N14X1\Pin\2.54mm (with white plastic cover)	0.1822	110	20.04
	Head-IC Card Base	1.4124	110	122.36
Total Price		￥41,338.62

1.	Quality Inspection and Acceptance: Follow the technology Specifications

2.	Requirements for Supplier and Raw Materials:

3.	Requirements for Packing and Costs:

4.	Delivery Manner, Location and Costs:

5.	Payment Settlement and Time: Delivery upon Full Payments

6.	Liabilities: Follow the Economic Contract Law

7.	Miscellaneous:

8.	This Contract shall executed in two copies with one copy to each party (faxed copy shall deem original) and shall be effective upon the parties’ signatures.

Valid Through: 12/31/2011

Purchaser [Seal]	Supplier [Seal]
Name: Shandong Zhidali Co., Ltd.	Name: Beijing Xinlianyu Technology Co., Ltd.
Address: Zhidali Technology Zone, 1 Zhidali Road, Economy Development Zone, Tengzhou City, Shandong Province	Address: 2 Shang’ao Shijizhongxin, Bldg A, Ste. 1601, Xisanqi, Changping District, Beijing
Corporate Representative: [Signature]	Corporate Representative:
Agent:	Agent:
Tel.:	Tel.: (86)1-(illegible)
Fax: 0632-3957333	Fax: (illegible)
Bank: Shanghai Pufa Development Bank Chengdushishi Branch	Bank: China Agricultural Bank Changping District Branch Xisanqi Office
Bank Account:	Bank Account: 11-082201040031622
Zip Code:	Zip Code: 10096
[Corporate Seal]	[Corporate Seal-Seal for Contract Only]

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